UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer Identification Number)

1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code: (650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2—FINANCIAL INFORMATION

Item 1.01. Entry into a Material Definitive Agreement

         On September 15, 2005, VaxGen, Inc. (“VaxGen” or “the Company”) entered into stock purchase agreements to raise approximately $15 million in gross proceeds through the sale of a portion of its shares in Celltrion, Inc. (“Celltrion”) to a group of South Korean investors. Celltrion is a South Korean contract manufacturer in which the Company will own an approximately 22.2% interest following this sale.

         Under these stock purchase agreements, the Company agreed to sell the following number of shares to the following purchasers, at the prices indicated:

•	250,000 shares to Nexol Co., Ltd., one of Celltrion’s largest stockholders, with a representative on Celltrion’s Board of Directors, for 2.5 billion Korean won, or approximately US$2.4 million;

•	250,000 shares to Sung-Sil Cho for 2.5 billion Korean won, or approximately US$2.4 million;

•	560,000 shares to Daewoo Securities Co., Ltd. for 8.4 billion Korean won, or approximately US$8.2 million;

•	140,000 shares to Kyeong-Sook Lee for 2.1 billion Korean won, or approximately US$2.0 million.

         The sales prices were determined through individual negotiations with each investor. Under the agreements, each of Nexol Co., Ltd., Sung-Sil Cho and Daewoo Securities Co., Ltd. may be charged interest, due monthly, amounting to 1% of the outstanding balance in the event that payment is not completed by November 30, 2005 for Nexol Co., Ltd. and Sung-Sil Cho, and September 30, 2005 for Daewoo Securities Co., Ltd. As of October 31, 2005, the Company had received payments from Daewoo Securities Co., Ltd. and Kyeong-Sook Lee.

         On September 21, 2005, VaxGen issued a press release regarding the foregoing, entitled, “VaxGen to Raise $15 Million Through the Sale of a Portion of its Interest in Celltrion.” This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

         Copies of the Stock Purchase Agreements are attached hereto as Exhibits 10.59, 10.60, 10.61 and 10.62 and are incorporated herein by reference.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.59	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Nexol Co., Ltd.

10.60	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Sung-Sil Cho.

10.61	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Daewoo Securities Co., Ltd.

10.62	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Kyeong-Sook Lee.

99.1	Press release dated September 21, 2005 entitled, “VaxGen to Raise $15 Million Through the Sale of a Portion of its Interest in Celltrion”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)
Dated: October 31, 2005	By: /s/ Kevin C. Lee ____________________________ Kevin C. Lee Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.59	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Nexol Co., Ltd.

10.60	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Sung-Sil Cho.

10.61	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Daewoo Securities Co., Ltd.

10.62	Stock Purchase Agreement, dated September 15, 2005, by and between the Company and Kyeong-Sook Lee.

99.1	Press release dated September 21, 2005 entitled, “VaxGen to Raise $15 Million Through the Sale of a Portion of its Interest in Celltrion”.